Exhibit 32.1

COMPREHENSIVE CARE CORPORATION AND SUBSIDIARIES

Certification of Co-CEO Pursuant to

18 U.S.C. Section 1350,

As Adopted Pursuant to

Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the quarterly report of Comprehensive Care Corporation (the “Company”) on Form 10-Q for the quarter ending September 30, 2009 as filed with the Securities and Exchange Commission on November 13, 2009 (the “Report”), John M. Hill, as Co-Chief Executive Officer of the Company, hereby certifies, pursuant to 18 U.S.C.§ 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, to the best of his knowledge, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ JOHN M. HILL
John M. Hill
President and Co-Chief Executive Officer
November 13, 2009

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